EXHIBIT 21

Subsidiary	Jurisdiction of Incorporation
2233516 Ontario, Inc.	Canada
AAA France Cars SAS	France
AB Canada Holdings II Partnership	Delaware
AB Car Rental Services, Inc.	Delaware
AB FleetCo SAS	France
AB Funding Pty Ltd.	Australia
AB Group Financial Services Limited	England and Wales
AB Luxembourg Holdings S.á r.l.	Luxembourg
AB Scotland Finance I, LP	Scotland
AB Scotland Finance II, LP	Scotland
ABG Car Services Holdings, LLC	Delaware
ABG Commerce Consultancy (Shanghai) Co., Ltd	China
ABG Contact Centre EMEA S.A.	Spain
ABG Scandinavia Holdings AS	Norway
ACL Hire Limited	Scotland
Advance Ross Corporation	Delaware
Advance Ross Intermediate Corporation	Delaware
Advance Ross Sub Company	Delaware
AE Consolidation Limited	England and Wales
AE Holdco Limited	England and Wales
Aegis Motor Insurance Limited	Isle of Man
AESOP Funding Corp.	Delaware
AESOP Leasing Corp.	Delaware
AESOP Leasing Corp. II	Delaware
AESOP Leasing L.P.	Delaware
Apex Car Rentals	New Zealand
Apex Car Rentals Pty Ltd.	Australia
AU HoldCo Pty Ltd.	Australia
Auto Accident Consultants Pty. Limited	Australia
Auto-Hall S.A.	Monaco
Avis Africa Limited	England and Wales
Avis Alquile Un Coche SA	Spain
Avis Asia Limited	England and Wales
Avis Autovermietung Beteiligungsgesellschaft mbH	Germany
Avis Autovermietung Gesellschaft m.b.H.	Austria
Avis Belgium NV	Belgium
Avis Budget Autovermietung AG	Switzerland
Avis Budget Autovermietung GmbH & Co. KG	Germany
Avis Budget Autovermietung Verwaltungsgesellschaft mbH	Germany
Avis Budget Brasil Ltda.	Brazil
Avis Budget Car Rental Canada ULC	Canada
Avis Budget Car Rental, LLC	Delaware
Avis Budget Contact Centers, Inc.	Canada
Avis Budget de Puerto Rico, Inc.	Puerto Rico

Subsidiary	Jurisdiction of Incorporation
Avis Budget Denmark A/S	Denmark
Avis Budget EMEA Limited	England and Wales
Avis Budget Europe International Reinsurance Limited	Isle of Man
Avis Budget Finance plc	Jersey Channel Islands
Avis Budget Finance, Inc.	Delaware
Avis Budget Group BSC Kft.	Hungary
Avis Budget Group Contact Centre EMEA S.A.	Spain
Avis Budget Group Pty Limited	Australia
Avis Budget Holdings, LLC	Delaware
Avis Budget International Capital (Singapore) Pte. Ltd.	Singapore
Avis Budget International Financing S.á r.l.	Luxembourg
Avis Budget Italia S.P.A.	Italy
Avis Budget Italia S.P.A. FleetCo S.A.P.A.	Italy
Avis Budget Leasing Denmark A/S	Denmark
Avis Budget Rental Car Funding (AESOP) LLC	Delaware
Avis Budget Services Limited	England and Wales
Avis Budget Sp. Z.o.o.	Poland
Avis Budget Technology Innovations Private Limited	India
Avis Budget UK Limited	England and Wales
Avis Car Rental Group, LLC	Delaware
Avis Car Sales, LLC	Delaware
Avis Car Sales UTD, LLC	Delaware
Avis Caribbean, Limited	Delaware
Avis Europe and Middle East Limited	England and Wales
Avis Europe Group Holdings B.V.	Netherlands
Avis Europe Holdings Limited	England and Wales
Avis Europe Risk Management Limited	England and Wales
Avis Finance Company (No. 3) Limited	Jersey Channel Islands
Avis Finance Company Limited	England and Wales
Avis Financement Vehicules SAS	France
Avis Group Holdings, LLC	Delaware
Avis India Investments Private Limited	India
Avis India Mobility Solutions Private Limited	India
Avis International Holdings, LLC	Delaware
Avis International, Ltd.	Delaware
Avis Location de Voitures S.á r.l.	Luxembourg
Avis Location de Voitures SAS	France
Avis Management Pty. Limited	Australia
Avis Pension Trustees Limited	England and Wales
Avis Rent A Car (Isle Of Man) Limited	Isle of Man
Avis Rent A Car Limited	New Zealand
Avis Rent A Car Sdn. Bhd.	Malaysia
Avis Rent A Car System, LLC	Delaware
AvisBudget Group Limited	New Zealand
Aviscar Inc.	Canada

Subsidiary	Jurisdiction of Incorporation
Bell'Aria S.p.A.	Italy
Budget International, Inc.	Delaware
Budget Rent A Car Australia Pty. Ltd.	Australia
Budget Rent A Car Limited	New Zealand
Budget Rent a Car Operations Pty. Ltd.	Australia
Budget Rent A Car System, Inc.	Delaware
Budget Truck Rental LLC	Delaware
Budgetcar Inc.	Canada
Bullas Inversiones S.L.	Spain
Camfox Pty. Ltd.	Australia
CCRG Serviços de Automóveis Ltda	Brazil
CD Intellectual Property Holdings, LLC	Delaware
Cendant Finance Holding Company LLC	Delaware
Centre Point Funding, LLC	Delaware
Chaconne Pty. Limited	Australia
Constellation Reinsurance Company Limited	Barbados
CSD1 Ltd.	Scotland
Flexcar India Private Limited	India
Garep AG	Switzerland
McNicoll Vehicle Hire Ltd.	Scotland
McNicoll Vehicle Sales Ltd.	Scotland
Morini SpA	Italy
Motorent, Inc.	Tennessee
National Car Rentals (Private) Limited	Singapore
Payless Car Rental Canada Inc.	Canada
Payless Car Rental System, Inc.	Florida
Payless Car Rental, Inc.	Nevada
Payless Car Sales, Inc.	Florida
Payless Parking, LLC	Florida
PR Holdco, Inc.	Delaware
PV Holding Corp.	Delaware
Quartx Fleet Management, Inc.	Delaware
RAC Norway AS	Norway
SCA sas	France
Servicios Avis S.A.	Mexico
Sovialma-Sociedade De Viaturas De Aluguer Da Madeira LDA	Portugal
Sovial-Sociedade De Viaturas De Aluguer LDA	Portugal
Sweden Rent A Car AB	Sweden
Transfercar4U AS	Norway
Virgin Islands Enterprises, Inc.	Virgin Islands
W.T.H. (Sub 1) Pty Ltd	Australia
W.T.H. (Sub 2) Limited	New Zealand
W.T.H. Fleet Leasing Pty. Limited	Australia
W.T.H. PTY. Limited	Australia
We Try Harder Pty. Limited	Australia

Subsidiary	Jurisdiction of Incorporation
Wizard Co., Inc.	Delaware
Wizard Services, Inc.	Delaware
WTH Canada, Inc.	Canada
WTH Car Rental ULC	Canada
WTH Funding Limited Partnership	Canada
Yourway Rent A Car Pty Limited	Australia
Zipcar Australia Pty Ltd	Australia
Zipcar, Inc.	Delaware
Zipcar Canada Inc.	Canada
Zipcar Securities Corporation	Massachusetts
Zipcar (UK) Limited	England and Wales
Zodiac Europe Finance Company Limited	England and Wales
Zodiac Europe Limited	England and Wales